Comerica Incorporated Barclays Global Financial Services ConferenceSeptember 13, 2016 Pete GuilfoileExecutive Vice President and Chief Credit Officer Ralph W. Babb, Jr.Chairman and Chief Executive Officer David DupreyExecutive Vice President and Chief Financial Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 62 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: A Brief Overview

Comerica Strengths

Founded 167 years ago	LONG HISTORY
Products & services of a large bank with the culture of a community bank	NIMBLE SIZE $71B IN ASSETS
Strong presence in Texas, California, & Michigan	ATTRACTIVE FOOTPRINT
Complemented by Retail Bank and Wealth Management	PRIMARILY A BUSINESS BANK
Trusted Advisor approach	RELATIONSHIP BANKING STRATEGY
Strong capital position, Prudent credit underwriting	CONSERVATIVE

Loans by Geography

($ in billons; 2Q16 average)


California $17.7 36%
Texas $10.8 22%
Total $49.5
Other Markets $8.3 16%
Michigan $12.7 26%

Deposits by Geography

($ in billions; 2Q16 average)


California $16.9 30%
Texas $10.1 18%
Total $56.5
Other[1] $7.9 14%
Michigan $21.6 38%

6/30/16 • [1]Consists of Other Markets ($7.6B) & Finance/ Other ($0.3B)

Comerica Bank

3

Strategy to Enhance Shareholder Value

BUILDING RELATIONSHIPS	Grow loans, deposits & fee income
REDUCING EXPENSES	Focus on reducing costs while leveraging technology
MAXIMIZING GROWTH	Positioned in faster growing markets & industries
MAINTAINING ASSET QUALITY	Strong, conservative credit culture
TALENT MANAGEMENT	Attract, retain and motivate our most valuable asset
INVOLVEMENT	Commitment to community, diversity & sustainability
CAPITAL MANAGEMENT	Provide a satisfactory return for our shareholders

Comerica Bank

4

49.5 51.7 54.8 58.3 56.6 010 2030 4050 60 2012 2013 2014 2015 YTD 2Q16 MI CA TX Other 43.3 44.4 46.6 48.6 48.9 0 10 20 30 40 50 2012 2013 2014 2015 YTD 2Q16 Other TX CA MI Footprint Balances Loan Portfolio, Reducing RiskHighly Integrated, Cost Effective Platform Texas• Established: 1988• Business friendly state • Navigating energy cycle• Resilient economy • 4.6% Unemployment1• 173,000 jobs added since July 20151 California• Established: 1991• Largest state economy• Deep industry expertise• Solid economic growth• 5.5% Unemployment1• 374,600 jobs added since July 20151 Michigan• Established: 1849• Market leader3• Strong retail deposit base• Steady economic growth• 4.5% Unemployment1• 105,500 jobs added since July 20151 25Years Average Deposits($ in billions)Average Loans ($ in billions) 5 Pre-tax $ ● 1US Department of Labor, seasonally adjusted July 2016 ● 2Deposit decrease from 2015 partially reflects purposeful pricing discipline & strategic actions in light of new LCR rules ● 3Source: FDIC deposit data as of 6/30/15 2 Expense Reductions Revenue Enhancements GEAR Up: Growth in Efficiency And Revenue Goal: Enhance shareholder value through increased profitability ~$230MM Additional Annual Pre-Tax Income in FY18 Efficiency Ratio ≤60% in FY18 Driving to Double-Digit Return on Equity Initial Financial Targets ~$70MM in Revenue Enhancements in FY18 Deepen customer relationships Accelerate growth in Middle Market ~$160MM in Expense Savings in FY18 Enhance TechnologyReduce Workforce Rationalize Real EstateStreamline Credit 6 Pre-tax $ ● Projections based on initial GEAR Up initiative announced on 7/19/16. Comerica plans to announce additional opportunities to further enhance profitability on its October earnings call.

GEAR Up: Growth in Efficiency And RevenueFocus on efficiency Process Targets Restructuring Charges1 Accountability Driving Efficiency by Leveraging Technology to Increase Productivity($ in millions) Managerial Roles~50% Other Staff ~50% 2H16 Savings >$15MM2 Workforce Reductions  ~9% reduction of workforce  Remove management layers to get closer to customers • Reducing management layers from 9 to 7 • Increasing average span of control from 5 to 7+  Consolidate key functions & responsibilities 11,444 10,816 9,073 8,880 8,792 ~8,200 ~8,000 6.0 7.8 8.8 12.0 12.0 2000 2005 2010 2015 2Q16 Proj4Q16 Proj4Q17 EmployeesAvg. Loans + Deposits/Employee1 1Number of employees – full time equivalent ● 2Pre-tax $ ● Estimates and outlook as of 9/12/16 7 1 Florida7 Michigan 209 Texas127 Arizona17 California97 GEAR Up: Growth in Efficiency And RevenueRationalizing real estate Business Model Requires Fewer BranchesTotal Deposits per Banking Center2($ in millions) Banking Centers by Location3 Total 45761 71 71 79 86 110 113 119 127 RF BBT HBA N KEY FITB ST I ZIO N CMA FHN 493 489 482 480 476 472 457 ~437 2011 2012 2013 2014 2015 2Q16 Proj4Q16 Proj4Q17 Carefully Pruning Branch Network3 6/30/16 ● 1Estimated per annum savings net of customer attrition; Outlook as of 9/12/16 ● 2Source: SNL Financial at 2Q16. Excludes BOKF, CFR & MTB as data was not available.● 3Count of total U.S. banking centers after consolidation of 15 banking centers starting in November 2016 Consolidate ~40 Banking Centers  ~8% of total  4 banking centers consolidated in 2Q16  15 banking centers consolidating starting in November  Next wave expected to be announced by end of October & completed mid-2017  Total expected net savings of $10-13MM per annum1 8

Average Deposits($ in billions) Third Quarter UpdateLoan growth slows while average deposits increase $1.3B 3Q16 average balances though 8/31/16 are preliminary and subject to change ● 1Comparisons to 2Q16, through 8/31 ● 2Interest costs on interest-bearing deposits Average Loans($ in billions) Average loans stable  Mortgage Banker continued to grow with summer home sales & elevated refinance volumes  Commercial Real Estate growth continued  Energy declined, as expected  Decreases in National Dealer Services (seasonality) & TLS 2% increase in average deposits  Driven by noninterest-bearing deposits  Largest increases in:• General Middle Market • Commercial Real Estate • Corporate Banking July & Aug Trends1 49.0 48.5 48.4 49.5 49.4 3.17 3.24 3.38 3.31 3Q15 4Q15 1Q16 2Q16 3Q16 Thru8/31/16 Loan Yields 59.1 59.7 56.7 56.5 57.8 0.14 0.14 0.14 0.14 3Q15 4Q15 1Q16 2Q16 3Q16 Thru8/31/16 Deposit Rates 2 9 94 82 40 60 80 100 120 140 160 180 2007 2008 2009 2010 2011 2012 2013 2014 2015 2Q16 Total CMAPeer Average Credit Quality SolidRemains consistently better then peers 6/30/16 ● 1Source: SNL Financial; NPL & NPA balances include performing & reduced-rate TDRs ● 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications Total NPLs as a % of Total Loans1(In basis points) Total Reserves as a % of NPAs1(In percentage points) 150 170 60 120 180 240 300 360 420 2007 2008 2009 2010 2011 2012 2013 2014 2015 2Q16 Total CMAPeer Average 1,913 2,005 1,949 2,095 1,999 448 893 1,244 1,833 1,552 2,361 2,898 3,193 3,928 3,551 2Q15 3Q15 4Q15 1Q16 2Q16 Ex-EnergyEnergy Total Criticized Loans2($ in millions) 10  Continued strong credit quality in non-energy portfolio• 13 bps of net credit-related charge-offs• 0.5% NAL / total loans• 4.2% Criticized / NAL  Ex-energy, metrics better than historical norms Ex-energy Credit Metrics Strong

81 80 132 423 346 448 893 1,244 1,833 1,552 2Q15 3Q15 4Q15 1Q16 2Q16 NALs Energy Line of BusinessCriticized Loans2($ in millions) Energy Line of Business Credit Quality Improved in 2Q16Granular, contracting portfolio 6/30/16 ● 1As of 9/8/16 ● 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications ● 3Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energyloans reflects our robust allowance methodology which contains quantitative and qualitative components Natural Gas 13% Oil40% 463 481 479 509 467 389530 513 480 426 363 356 2,316 2,249 2,111 2,162 1,911 1,797 3,309 3,243 3,070 3,097 2,741 2,542 2Q15 3Q15 4Q15 1Q16 2Q16 8/31/16 Midstream Services Exploration & Production Energy Line of Business Loans ($ in millions; Period-end) Mixed18% 6,624 6,541 6,134 5,573 4,945 4,668 48% 48% 49% 54% 54% 53% 2Q15 3Q15 4Q15 1Q16 2Q16 8/31/16 Total Commitments Utilization Rate  Maintain granular portfolio: ~200 customers  Balance declined by $199MM since 2Q16  E&P companies1  Spring redeterminations 99% complete  Borrowing bases declined ~21% on average  100% of nonaccrual loans current on interest as of 6/30/16 11 Reserve3>8% Reserve3~3% Multifamily48% Retail11% Commercial11% Office7% Single Family7% Multi use4% Land Carry5% Other7% Dallas 35% Houston 28% Austin 24% San Antonio7% Other 6% Commercial Real Estate Line of BusinessLong history of working with well established, proven developers 6/30/16 ● 1Excludes CRE line of business loans not secured by real estate ● 2Includes CRE line of business loans not secured by real estate ● 3Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications CRE by Property Type1($ in millions; Period-end) Michigan6% California45% Texas31%Florida1% Other17% CRE by Market1($ in millions; Period-end, based on location of property) Total$4,433 Total$4,433 Total$1,368 Credit Quality Strong 12 $ in millions; Period-end2 4Q15 1Q16 2Q16Total loans $4,620 $5,137 $5,512Criticized3 108 99 84Ratio 2.4% 1.9% 1.5%Nonaccrual 17 8 8Ratio 0.36% 0.15% 0.14%Net recoveries 3 11 1

Interest Rate Sensitivity
Well positioned for rising rates

Upside in Rising Rate Scenario[1]

- ~$90MM expected benefit to FY16 from 12/15 rate rise, if deposit prices remain at current levels
- ~$70MM expected additional annual net interest income with estimated +25 bps increase in Fed Rates, assuming a 25% deposit beta
- ~$15-20MM expected additional annual net interest income from recent LIBOR movement[2]

LIBOR Increases
(Average monthly rates in percentage points)


30-Day LIBOR
90-Day LIBOR
6-Month LIBOR
0.86
0.94
1.00
1.20
0.62
0.65
0.70
0.81
0.43
0.45
0.48
0.51
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16

Wholesale Funding[3]
($ in billions, Period-end)


Medium-term notes $1.0
6-mo LIBOR
Subordinated notes $1.7
Total $5.9
FHLB advances $2.8
1-mo FHLB auction rate4
Fixed-rate subordinated notes5 $0.4

Loan Portfolio
($ in billions, Average)


Fixed Rate ~10%
Prime-Based ~20%
60-day+ LIBOR ~10%
Total $49.5
30-day LIBOR ~60%

6/30/16 • [1]Estimated outlook as of 9/12/16 based on calculations derived from sensitivity results shown in slide 26 • [2]Compared to 2Q16; Assuming LIBOR rates remain at August average • [3]Reflects impacts of swaps • [4]The interest rate resets every four weeks, based on the Federal Home Loan Bank auction rate, with a reset date of each note scheduled at one-week intervals • [5]Maturity date 11/16

Comerica Bank

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Maintain Low Cost Funding Base
Low cost, relationship-oriented deposits

Growing Noninterest-Bearing Deposits
($ in billions; Average)


21.0
22.4
25.0
28.1
28.2
2012
2013
2014
2015
1H16

Highest Noninterest-Bearing as a Percent of Total Deposits[1]
(Period-end)


28% FHN
28% STI
30% HBAN
31% BBT
32% MTB
35% KEY
35% FITB
36% RF
40% CFR
41% BOKF
44% ZION
51% CMA

Low Cost of Borrowings vs. Peers[1,2]
(In basis points)


306 ZION
232 RF
208 MTB
203 STI
194 FHN
190 FITB
188 BBT
186 KEY
174 HBAN
140 CMA
53 BOKF
49 CFR

One of the Lowest Cost of Deposits[1,3]
(In basis points)


33 BOKF
30 FITB
30 MTB
29 KEY
25 FHN
23 STI
23 HBAN
23 BBT
18 RF
17 ZION
14 CMA
5 CFR

6/30/16 • [1]Source: SNL Financial • [2]2Q16 interest expense on borrowings divided by average borrowings (average interest-bearing liabilities less average interest-bearing deposits) • [3]2Q16 interest incurred on interest-bearing deposits as a percent of average interest-bearing deposits

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Active Capital Management

Continued to reduce share count & increased dividend

2016 CCAR Capital Plan

- Equity repurchases up to $440 million (3Q16-2Q17)
- Pace of buyback linked to capital position, financial performance & market conditions

3Q16 Equity repurchases[1] complete:

- ~2.1MM shares for ~$97MM

Quarterly Dividend increased

- 5.0% to $0.22/share in 2Q16
- 4.5% to $0.23/share[2] in 3Q16



Common Shares Outstanding
(in millions)
197
188
182
179
176
174
2011
2012
2013
2014
2015
2Q16



Book Value Per Share
$34.79
$39.86
$39.22
$41.35
$43.03
$44.24
2011
2012
2013
2014
2015
2Q16



Dividends Per Share Growth
0.40
0.55
0.68
0.79
0.83
0.87
2011
2012
2013
2014
2015
LTM3Q16[3]

[1]Shares & warrants repurchased under equity repurchase program • [2]Payable October 1, 2016 to common stock shareholders of record on September 15, 2016 • [3]LTM = last twelve months; based on actual dividends declared in 4Q15, 1Q16, 2Q16 & most recent dividend declared of $0.23/share payable October 1, 2016

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Intensely Focused on Enhancing Shareholder Value

GROWING REVENUE

- Positioned in **faster growing markets & industries** to drive loan growth
- Focus on **cross-sell** to drive fee income

REDUCING EXPENSES

- Execution of **GEAR Up initiative** to increase efficiency
- Continue making necessary investments

RISK MANAGEMENT

- **Strong credit culture** leads to **solid credit metrics**
- **Weathered cycle well** relative to peers

MANAGING CAPITAL

- **Strong Capital base**; CET1 Capital ratio: 10.49%
- Continued **share buyback** & increased **dividend** in 3Q16

POSITIONED FOR RISING RATES

- Fed's 25 bps December rate increase expected to increase 2016 net interest income by ~$90MM

6/30/16 • Outlook as of 9/12/16

Comerica Bank

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Appendix

commitment

Comerica Bank

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GEAR Up: Growth in Efficiency And Revenue
Drive for enhanced shareholder value

Process	▪ Completed initial comprehensive, diagnostic review ▪ Key actions identified to date: over 20 work streams ▪ Implementation underway
Targets	▪ Identified additional ~$230MM in annual pre-tax income in FY18 ▪ Efficiency ratio ≤60% by FYE18 ▪ Driving to a double-digit return on equity (ROE)
Restructuring Charges[1]	▪ 2Q16 $53MM ▪ 2H16 ~$35MM-$55MM ▪ Total: ~$140MM-$160MM through FY18
Accountability	▪ Provide quarterly updates on progress ▪ Executive management owns initiative

Pre-tax $ • [1]Restructuring charges related to actions identified to date • Projections based on initial GEAR Up initiative announced on 7/19/16. Comerica plans to announce additional opportunities to further enhance profitability on its October earnings call.

Comerica Bank

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GEAR Up: Growth in Efficiency and Revenue
Initial Financial Targets

Income

~$230MM Additional Annual Pre-Tax Income in FY18

Efficiency Ratio



Business growth, net of investments
~$30MM
Revenue Enhancements
~$70MM
~$110MM
Expense Reductions
~$160MM
Efficiency Ratio
Low 60% range
Efficiency Ratio
≤60%
FY17
FY18

Return on Equity

Driving to Double-Digit Return on Equity (ROE)

- Initial revenue & expense opportunities contribute ~200 bps to ROE which drives ROE well-above peer average[1]
- Management review underway to identify further opportunities in 2017 & beyond
- Continued active capital management

6/30/16 • Pre-tax $ • For illustrative purposes; not drawn to scale • Projections based on initial GEAR Up initiative announced on 7/19/16. Comerica plans to announce additional opportunities to further enhance profitability on its October earnings call. • [1]Based on FY15 peer group ROE

Comerica Bank

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GEAR Up: Growth in Efficiency and Revenue
Key actions identified to date

Focus	Objective	Initiatives
Revenue Enhancements	Deepen customer relationships	• Expand products, sales tools, training & re-align incentives • Improve analytics to identify opportunities • Leverage technology to increase productivity & reduce time to close
	Accelerate growth in Middle Market banking	• Standardize approach across all markets for sales, training & performance management
Expense Reductions	Reduce workforce	• ~9% reduction of workforce • Remove management layers to get closer to customers • Consolidate key functions & responsibilities
	Streamline credit processes	• Increase speed to loan approval through further centralization & digitalization • Eliminate redundancies, enhance data collection & analysis
	Enhance IT capabilities	• Optimize IT infrastructure • Reduce number of IT applications • Further automation of operational processes
	Rationalize real estate	• Reduce office & operations space • Consolidate ~40 banking centers (~8% of total)

Projections based on initial GEAR Up initiative announced on 7/19/16. Comerica plans to announce additional opportunities to further enhance profitability on its October earnings call.

Comerica Bank

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GEAR Up: Growth in Efficiency and Revenue
Revenue Enhancement Goals: Treasury Management

1 Comerica Opportunity Optimization ("Co2")

Deepen Customer Relationships

- Focus on new products with greater contribution margins
- Utilize new data-driven, needs-based customer assessment tool
  - Successful pilot program in CA
  - Company-wide implementation started 6/16

2 Realignment of Sales Channels

Increase sales delivery efficiency & productivity

- Leverage technology to improve delivery & documentation efficiencies
- Ensure our most valued clients receive dedicated resources

3 Continue to Ramp Up Merchant Services

Significantly increase penetration

- New vendor with robust product & reporting platform (early 2015)
- Move focus from conversion of existing Merchant clients to adding new clients
- Client penetration up 5% since vendor change
  - Opportunity: >20,000 clients processing with other vendors

Merchant Services Fees
($ in millions)


$3.4
$5.5
$6.7
$6.7
$8.1
2Q15
3Q15
4Q15
1Q16
2Q16

Goals based on initial GEAR Up initiative announced on 7/19/16. Comerica plans to announce additional opportunities to further enhance profitability on its October earnings call.

21

Financial Summary

	2Q16	1Q16	2Q15
Diluted income per common share	$0.58	$0.34	$0.73
Net interest income	$445	$447	421
Net interest margin	*2.74%*	*2.81%*	*2.65%*
Provision for credit losses	49	148	47
Net credit-related charge-offs to average loans	*0.38%*	*0.49%*	*0.15%*
Noninterest income	269	246	258
Noninterest expenses	519	460	433
Restructuring expenses	*53*	-	-
Net Litigation Reserve Release	-	-	*(30)*
Net income	104	60	135
Total average loans	$49,469	$48,392	$48,833
Total average deposits	56,521	56,708	57,398
Basel III common equity Tier 1 capital ratio	10.49%	10.58%	10.40%
Average diluted shares (millions)	*177*	*176*	*182*

$ in millions, except per share data

22

Second Quarter 2016 Results

	2Q16	Change From 1Q16	Change From 2Q15
Total average loans	$49,469	$1,077	$636
Total average deposits	56,521	(187)	(877)
Net interest income	445	(2)	24
Provision for credit losses	49	(99)	2
Net credit-related charge-offs	*47*	*(11)*	*29*
Noninterest income	269	23	11
Noninterest expenses[1]	519	59	86
Net income	104	44	(31)
Earnings per share (EPS)[2]	0.58	0.24	(0.15)
Book Value Per Share	44.24	0.58	2.06
Tangible Book Value Per Share[3]	40.52	0.56	1.99
Equity repurchases[4]	1.5MM shares or $65MM		

Key QoQ Performance Drivers

- Strong loan growth of 2%
- Deposits stable
- Net interest income stable as loan growth was offset by nonaccrual activity & higher funding costs
- Provision & net credit-related charge-offs reflect improvement in Energy portfolio
- Noninterest income up 5%, excluding deferred comp increase, with broad-based fee growth
- Expenses remain well-controlled; includes $53MM restructuring charge
- Dividend raised 5% to $0.22 per share

$ in millions, except per share data • 2Q16 compared to 1Q16 • [1]Included restructuring charge of $53 million in 2Q16 & net release of litigation reserves of $30 million in 2Q15 • [2]EPS based on diluted income per share • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]2Q16 repurchases under the equity repurchase program

Comerica Bank

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Net Interest Income Stable
NIM decreased 7 bps


Net Interest Income
($ in millions)
NIM
421
422
433
447
445
2.65
2.54
2.58
2.81
2.74
2Q15
3Q15
4Q15
1Q16
2Q16

Net Interest Income and Rate NIM		
$447MM	**1Q16**	**2.81%**
-0-	Loan impacts: +$8MM higher volume - $5MM nonaccrual impact - $2MM lease residual value adj. - $1MM lower accretion	-0.04
- 3MM	Higher wholesale funding cost	-0.02
+1MM	Fed balances	-0.01
$445MM	**2Q16**	**2.74%**

2Q16 compared to 1Q16

Comerica Bank

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Why is Comerica Asset Sensitive? 6/30/16 ● 1Estimated outlook as of 9/12/16 based on calculations derived from sensitivity results shown in slide 26 ● 2As of 5/31/16 Interest Rate Sensitivity Significant upside in rising rate scenario Additional Annual Net Interest Income1Estimated Increase From Movement in Fed Rates Deposit Beta ($ in millions) 0% 25% 50% 75% +25 bps ~$85 ~$70 ~$55 ~$40 +50 bps ~170 ~140 ~105 ~75 +100 bps ~345 ~280 ~215 ~150 ~$90MM expected benefit to FY16 from 12/15 rate rise, if deposit prices remain at current levels  Predominately floating rate loans • <2% have floors2  Fixed rate securities < 20% of earning assets  Large non-maturity deposit base  Abnormally low interest rate environment Fixed Rate~10% Libor-Based~70%Prime-Based~20% Loan Portfolio ($ in billions, Period-end) Total $50.4 25 Interest Rate SensitivityRemain well positioned for rising rates 6/30/16 ● For methodology see the Company’s Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. Estimated Net Interest Income: Annual (12 month) SensitivitiesBased on Various AssumptionsAdditional Scenarios are Relative to 2Q16 Standard Model($ in millions) ~100 ~160 ~180 ~190 ~200 ~245 ~300 Up 100bps Addl.$3BDepositDecline Addl.20%Increasein Beta Addl.$1BDepositDecline 2Q16StandardModel Addl.~3%LoanGrowth Up 300bps 0.1 Interest Rates 200 bps gradual, non-parallel rise Loan Balances Modest increase Deposit Balances Moderate decrease Deposit Pricing (Beta) Historical price movements with short-term rates Securities Portfolio Held flat with prepayment reinvestment Loan Spreads Held at current levels MBS Prepayments Third-party projections and historical experience Hedging (Swaps) No additions modeled Standard Model Assumptions 26

Noninterest Income Higher
Customer-driven fees increased 5%



Noninterest Income
($ in millions)
258
262
268
246
269
2Q15
3Q15
4Q15
1Q16
2Q16

2Q16 compared to 1Q16

Noninterest income increased $23MM

- + $ 3MM Card fees
- + $ 3MM Fiduciary income
- + $ 3MM Customer derivative income
- + $ 2MM Commercial lending fees
- + $1MM Brokerage fees
- + $1MM Foreign Exchange income
- +$10MM Deferred comp (Other noninterest income; offset in noninterest expense)

Comerica Bank

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Noninterest Expenses Well-Controlled
Includes restructuring costs of $53MM



Noninterest Expenses
($ in millions)
Restructuring
433
459
484
460
519
53
2Q15
3Q15
4Q15
1Q16
2Q16

2Q16 compared to 1Q16

Noninterest expenses up $59MM

- + $53MM Restructuring expense
- - $1MM Salaries and Benefits
  - + $10MM Deferred comp (offset in noninterest income)
  - + Annual merit
  - + Seasonal 401k contribution
  - + Incentives tied to revenue growth
  - - Annual stock compensation
  - - Seasonal payroll taxes
- + $5MM Outside processing fees
- + $3MM FDIC insurance premiums
- + $2MM Advertising
- - $8MM Gain on sale of leased assets (other noninterest expenses)

Comerica Bank

28

Strong Average Loan Growth
Increased 2% quarter over quarter



Total Loans
($ in billions)
Loan Yields
48.8
49.0
48.5
48.4
49.5
49.4
50.4
3.20
3.17
3.24
3.38
3.31
2Q15
3Q15
4Q15
1Q16
2Q16
1Q16
2Q16
Average Balances
Period-end

Average loans increased $1.1B

+ Commercial Real Estate
+ Mortgage Banker Finance
+ National Dealer Services
- Energy

Period-end loans increased $1.0B

Loan yields -7 bps

- Nonaccrual activity
- Lease residual value adjustment

Commitments $53.7B

- Declined $607MM (-$628MM Energy)
- Line utilization[1] up to 52.8%, with increases in Mortgage Banker & Dealer

Strong loan pipeline increase

2Q16 compared to 1Q16 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

29

Loans by Business and Market

By Line of Business	2Q16	1Q16	2Q15
Middle Market			
General	$12.7	$12.8	$13.5
Energy	2.9	3.1	3.4
National Dealer Services	6.5	6.2	6.0
Entertainment	0.7	0.7	0.6
Tech. & Life Sciences	3.3	3.3	3.0
Environmental Services	0.9	0.9	0.9
Total Middle Market	$27.0	$27.0	$27.4
Corporate Banking			
US Banking	2.4	2.4	2.6
International	1.8	1.7	1.8
Mortgage Banker Finance	2.1	1.7	2.1
Commercial Real Estate	5.3	4.8	4.2
BUSINESS BANK	**$38.6**	**$37.6**	**$38.1**
Small Business	3.9	3.9	3.9
Retail Banking	2.0	1.9	1.9
RETAIL BANK	**$5.9**	**$5.8**	**$5.8**
Private Banking	5.0	5.0	4.9
WEALTH MANAGEMENT	**5.0**	**5.0**	**$4.9**
TOTAL	**$49.5**	**$48.4**	**$48.8**

By Market	2Q16	1Q16	2Q15
Michigan	$12.7	$12.8	$13.3
California	17.7	17.3	16.4
Texas	10.8	10.8	11.2
Other Markets[1]	8.3	7.5	7.9
TOTAL	**$49.5**	**$48.4**	**$48.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

30

Deposits Stable

Deposits costs unchanged



Total Deposits
($ in billions)
Deposit Rates 1
57.4
59.1
59.7
56.7
56.5
56.4
56.4
0.14
0.14
0.14
0.14
0.14
2Q15
3Q15
4Q15
1Q16
2Q16
1Q16
2Q16
Average Balances
Period-end

Average deposits declined $187MM

- + Retail Bank
- \- Municipalities
- \- Corporate Banking

- Interest-bearing declined $511MM
- Noninterest-bearing grew $324MM

Period-end deposits stable

Loan to Deposit Ratio[2] of 89%

2Q16 compared to 1Q16 • [1]Interest costs on interest-bearing deposits • [2]At 6/30/16

Comerica Bank

31

Deposits by Business and Market

By Line of Business	2Q16	1Q16	2Q15
Middle Market			
General	$14.5	$14.9	$15.7
Energy	0.6	0.6	0.7
National Dealer Services	0.3	0.3	0.2
Entertainment	0.1	0.2	0.1
Tech. & Life Sciences	6.2	6.2	6.2
Environmental Services	0.1	0.1	0.2
Total Middle Market	$21.8	$22.3	23.1
Corporate Banking			
US Banking	$2.1	$2.2	2.6
International	2.0	2.3	2.0
Mortgage Banker Finance	0.7	0.6	0.6
Commercial Real Estate	1.8	1.7	1.9
BUSINESS BANK	**$28.4**	**$29.1**	**$30.2**
Small Business	3.2	3.1	2.9
Retail Banking	20.4	20.0	19.8
RETAIL BANK	**$23.6**	**$23.1**	**$22.7**
Private Banking	4.2	4.2	4.1
WEALTH MANAGEMENT	**$4.2**	**$4.2**	**$4.1**
Finance/ Other[2]	0.3	0.3	0.4
TOTAL	**$56.5**	**$56.7**	**$57.4**

By Market	2Q16	1Q16	2Q15
Michigan	$21.6	$21.7	$21.7
California	16.9	16.7	17.3
Texas	10.1	10.4	11.0
Other Markets[1]	7.6	7.6	7.0
Finance/ Other[2]	0.3	0.3	0.4
TOTAL	**$56.5**	**$56.7**	**$57.4**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

32

Credit Quality Reflects Improvement in Energy

Energy business line reserve allocation[1] now over 8%



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of total loans
668
670
679
770
772
1.24
1.27
1.29
1.47
1.45
2Q15
3Q15
4Q15
1Q16
2Q16



Criticized Loans[2]
($ in millions)
NALs
Criticized as a % of Total Loans
2,361
2,898
3,193
3,928
3,551
4.7
5.9
6.5
8.0
7.0
349
357
367
681
605
2Q15
3Q15
4Q15
1Q16
2Q16

Energy Credit Metrics

$ in millions	Loans	Criticized	NAL	2Q16 NCO[3]
E&P	$1,911	$1,239	$307	$8
Midstream	467	79	12	9
Services	363	234	27	15
Total Energy	$2,741	$1,552	$346	$32
Q/Q change	(356)	(281)	(77)	(10)

Portfolio Credit Metrics

$ in millions	Ex-Energy	Total
Total loans	$47,639	$50,380
% of total	95%	100%
Criticized[2]	1,999	3,551
Ratio	4.2%	7.0%
Q/Q change	(96)	(377)
Nonaccrual	259	605
Ratio	0.5%	1.2%
Q/Q change	1	(76)
Net charge-offs[3]	15	47
Ratio	0.13%	0.38%

6/30/16 • [1]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications • [3]Net credit-related charge-offs

Comerica Bank

33

Technology and Life Sciences

20+ Years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~800 customers (including ~190 customers in Equity Fund Services)
- Closely monitor cash balances
- Numerous verticals, many with concentration limits
  - Ad tech
  - Software
  - Cyber security
  - Life sciences



Technology & Life Sciences Avg. Loans
($ in billions)
Equity Fund Services
1.8
2.0
2.5
3.1
3.3
3.3
0.3
0.4
0.6
1.1
1.4
1.4
2012
2013
2014
2015
1Q16
2Q16



Customer Segment Overview
(based on period-end loans)
Equity Fund Services ~40%
Leveraged Finance ~5%
Early Stage ~10%
Growth ~25%
Late Stage ~20%
Total $3.2B



Net Charge-off Ratio[1]
(In basis points)
57
61
89
108
86
45
2012
2013
2014
2015
1Q16
2Q16

6/30/16 • [1]TLS net charge-offs to avg. TLS loans

Comerica Bank

34

National Dealer Services65+ years of floor plan lending Toyota/Lexus16% Honda/Acura 14% Ford 11% GM 8% Chrysler 10% Mercedes 3% Nissan/ Infiniti 6% Other European 11% Other Asian 12% Other19% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 65% Texas 7%Michigan 18% Other 10% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.6 3.1 3.4 3.8 4. 3 4.3 4.6 4.9 5.1 4.9 5. 3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 Floor Plan Total $6.6B 6/30/16 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 35 6/30/16 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 8/18/16 ● 2$ in billions ● 3Based on MBA annual mortgage origination estimates 614 9 23 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1, 319 1,5 95 1,39 7 1,39 9 2, 089 2,13 6 1,74 2 1,67 4 2,14 5 200300 400500 600700 800900 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 461 426 405 350 510 561 395 346 419 2Q15Actual 3Q15Actual 4Q15Actual 1Q16Actual 2Q16Actual 3Q16 4Q16 1Q17 2Q17 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share more than doubled over past six years3  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 2Q16: • Comerica: ~75% purchase • Industry: 54% purchase1  Strong credit quality• No charge-offs since 2010 36

Shared National Credit (SNC) Relationships

- SNC loans stable over 1Q16
- SNC relationships included in business line balances
- Approximately 740 borrowers
- Comerica is agent for approx. 20%
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book



Period-end Loans
($ in billions)
Mortgage Banker $0.6 5%
Commercial Real Estate $1.0 9%
Corporate Banking $2.3 22%
General $2.0 19%
National Dealer Services $0.5 5%
Energy $2.6 25%
Entertainment $0.3 3%
Environmental Services $0.3 3%
Tech. & Life Sciences $1.0 9%
Total $10.6
= Total Middle Market (64%)

6/30/16 • SNCs are not a line of business. The balances shown above are included in the line of business balances. • SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

Comerica Bank

37

Securities Portfolio Stable
Modest pressure on yield



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
9.9
10.2
10.9
12.4
12.3
12.5
12.5
9.1
9.1
9.2
9.4
9.3
9.5
9.5
2.13
2.11
2.11
2.05
2.03
2Q15 3Q15 4Q15 1Q16 2Q16
Average Balances
1Q16 2Q16
Period-end

Securities portfolio

- Duration of 3.1 years[1]
  - Extends to 3.9 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain of $219MM[2]
- Net unamortized premium of $32MM[3]
- GNMA ~40% of MBS portfolio

6/30/16 • [1]Estimated as of 6/30/16. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

38

Funding and Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $2.8B outstanding[1]
  - $3.2B remaining borrowing capacity
- Brokered deposits
  - $-0-outstanding
- Fed funds/ Repo markets

Debt Profile by Maturity[2]

($ in millions)



Subordinated Notes
Senior Notes
FHLB Advance[1]
650
500
350
4,225
2016
2017
2019
2020+

Funding Profile At June 30, 2016

($ in billions)



Interest-Bearing Deposits $27.8 40%
Noninterest-Bearing Deposits $28.6 41%
Wholesale Debt $5.9 8%
Equity $7.7 11%

6/30/16 • [1]2026 maturity • [2]Face value at maturity

Comerica Bank

39

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB	A-
	Fifth Third	Baa1	BBB+	A
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	First Horizon National Corp	Baa3	BB+	BBB-
	Regions Financial	Baa3	BBB	BBB
	Zions Bancorporation	Ba1	BBB-	BBB-
Large Banks	U.S. Bancorp	A1	A+	AA
	Wells Fargo & Company	A2	A	AA-
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A3	A-	A+
	Bank of America	Baa1	BBB+	A

As of 9/8/16 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

40

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/16	3/31/16	12/31/15	06/30/15	12/31/14	12/31/13	12/31/12	12/31/11
Common shareholders' equity	$7,694	$7,644	$7,560	$7,523	$7,402	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635	635
Less: Other intangible assets	12	13	14	15	15	17	22	32
Tangible common equity	$7,047	$6,966	$6,911	$6,873	$6,752	$6,498	$6,282	$6,198
Total assets	$71,280	$69,007	$71,877	$69,945	$69,186	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635	635
Less: Other intangible assets	12	13	14	15	15	17	22	32
Tangible assets	$70,633	$68,359	$71,228	$69,295	$68,536	$64,572	$64,409	$60,338
Common equity ratio	*10.79%*	*11.08%*	*10.52%*	*10.76*	*10.70%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.98***	***10.23***	***9.70***	***9.92***	***9.85***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,694	$7,644	$7,560	$7,523	$7,402	$7,150	$6,939	$6,865
Tangible common equity	7,047	6,996	6,911	6,873	6,752	6,498	6,282	6,198
Shares of common stock outstanding (in millions)	174	175	176	178	179	182	188	197
Common shareholders' equity per share of common stock	*$44.24*	*$43.66*	*$43.03*	*$42.18*	*$41.35*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***40.52***	***39.96***	***39.33***	***38.53***	***37.72***	***35.64***	***33.36***	***31.40***

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry

41

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